福麒首饰

FUQI INTERNATIONAL

Investor Presentation

NASDAQ: FUQI

November 2008

Forward Looking Statements

This presentation may contain "forward-looking statements." These statements reflect the company's expectations or beliefs concerning future events that involve risks and uncertainties, including general economic conditions affecting the company's products and their respective markets, changing consumer trends, pricing pressures which may cause the company to lower its prices, increases in supplier prices, changes in the company's senior management team, the company's ability to protect its intellectual property rights, the company's dependency on the reputation of its brand names, the competition in the company's markets, shortages of supply of sourced goods or interruptions in the manufacturing of the company's products, and other risks and uncertainties identified in the company's filings with the SEC, available at www.sec.gov. Although the company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements may contain the words "believe," "anticipate," "expect," "estimate," "project," "will be," "will continue," "will likely result," or other similar words and phrases.

Corporate Summary

- Based in Shenzhen, China, FUQI International, Inc. is a leading designer of high quality precious metal jewelry in China, developing, promoting, and selling a broad range of products in the large and rapidly expanding Chinese luxury goods market
- Nasdaq: FUQI
- Price*: $7.89
- Market Value*: $170 million
- TSO*: 20.9 million
- Average Daily Share Volume (90-day)*: 263,100
- First 3 Qs 08 Revenue & Diluted EPS: ~$238 million / $0.86
- 4Q08E Revenue & Diluted EPS: ~$107-$112 million / $0.34-$0.36
- FY08E Revenue & Diluted EPS: ~$345-$350 million / $1.17-$1.20

*Market Information as at November 3, 2008

Fuqi International: Company Profile

Overview

- Fuqi International is a leading manufacturer & designer of high quality jewelry in China
- Founded in 2001 & headquartered in Shenzhen
- Profitable since inception with $145.6 mm in sales in 2007 (57% YOY over 2006)
- Nationwide distribution network targets the rapidly expanding Chinese luxury market
- Expanding into higher margin retail channel
- Unique style and product design from gold, platinum & studded jewelry






Net Income $MM



$20.0
$15.0
$10.0
$5.0
$0.0
59% '03-'07 CAGR
$2.1
$3.8
$5.4
$5.8
$13.5
$18.0
2003
2004
2005
2006
2007
LTM 3/31/08

(1) Source: Company filings, FYE 12/31.

Investment Highlights

- Growing purchasing power in China
  - 11.4% GDP growth[1] in 2007
  - '07-'11 disposable income[1] CAGR of 12%
- Attractive and large jewelry market
  - $14.9 bn in '06, projected $18.2 bn in '10
- China is now the 2nd largest consumer of gold jewelry in the world
- Leading market position in highly fragmented industry
- Substantial opportunity with potential for increased profit from retail expansion, October jewelry retail growth was 30.6%.
- Experienced management team with proven track record
- High growth for the next few years
- As at Q3 2008, cash per share was $2.53, stock at approx. 5X 2008 earnings, among the lowest valuation plays for the rapidly growing Chinese middle class

(1) Source: ERI, Macquarie Research & Company filings.

China: Growth Opportunity

Rapid Economic Growth

GDP per Capita (in '000 USD)


$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
19% '04-'07 CAGR
$1.5
$1.7
$2.1
$2.5
$3.1
2004
2005
2006
2007
2008E

Source: BNP Economics China. Jan 2008.

Positive Trends

- '04-'07 GDP CAGR of 19%
- '07-'10 GDP projected CAGR of 12%
- Government commitment to continued economic growth
- Favorable government policies
- WTO entry reinforces reform & investments
- Rapid urbanization resulting in faster growth in consumer spending
- Growing disposable income

Source: The Economist Intelligence Unit 2007.

Attractive growth and favorable economic environment

China: New Age of Consumerism

Increasing Purchasing Power

Urban Disposable Income per Capita $



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
13% '03-'07 CAGR
$1,059
$1,178
$1,312
$1,470
$1,723
2003
2004
2005
2006
2007

Source: National Bureau of Statistics of China.

Favorable Dynamics

- Large population and higher disposable income support demand
  - '07-'11 disposable income CAGR of 12%
- Rapid growth of the middle class[1]
  - Defined as earning $6-$25K per year
  - Estimated at 87 mm in '05
  - Projected to grow to 317 mm by '15
  - 76% of population becomes middle class by 2025 (1 billion of population).
- Steady expansion of disposable income
  - Urban: 14.4% in first half of 2008

(1) HSBC & Master Card Insights, Second Quarter 2007. Macquarie Research, April 2008.

Consumption growth & high demand

Large & Growing Jewelry Market

Favorable Trends

- Jewelry is the third largest consumption item in China after automobiles and housing
- Demand for jewelry is embedded in culture due to historical background
- Huge market for customary gifts for major events
- Total jewelry sales in China increased by 28% since 2001, reaching $13.9 bn in 2005
- Market size for precious diamond, gold and platinum jewelry is expected to exceed $18.0 bn in 2010
- China is set to lead the global jewelry industry and is becoming one of the largest gold jewelry consumers in the world
- Serious inflation leads consumers to buy more gold, the ultimate currency

Jewelry Market Continues to Grow


2006
Other $1.6
Silver $0.8
Gold $6.0
Diamond $2.9
Platinum $3.6
Total: $14.9 bn
2010E
Other $1.9
Silver $0.9
Gold $6.9
Diamond $4.1
Platinum $4.5
Total: $18.2 bn

Source: Global Industry Analysts, Inc., Precious Jewelry Report 2006.

Competitive Landscape

Hong Kong Jewelers

USD $mm

Company	LTM Sales
Chow Sang Sang Holdings International Ltd. (12/07)	$1,009.4
Luk Fook Holdings Int'l Ltd. (09/07)	267.0
Hang Fung Gold Technology Ltd.(09/07)	418.2
TSE Sui Luen Jewellery Int'l Ltd. (02/08)	204.5

Dynamics

- Hong Kong based jewelers
  - Generate majority of business in Hong Kong
  - Focused on retail only in China (no wholesale platform)
  - No differentiation of product line between Hong Kong and China
- Fuqi targets both Tier I and Tier II city consumers
- Very few local competitors are well-capitalized

Fuqi is well-positioned in a fragmented market

Fuqi Products Overview

Revenue Mix


Platinum, 13%
Gold, 52%
Studded Jewelry, 35%

2004

Total: $56.8 mm


Platinum 21%
Gold 56%
Studded Jewelry 23%

2007

Total: $145.6 mm

Overview

- Wide range of high quality products with unique designs and styles
- Products include gold & platinum rings, bracelets, necklaces, ornaments, bars, coins and studded jewelry
- Customer-designed rare metals ornaments studded with precious stones
- 20,000 + different styles













Operations

Manufacturing

- Large scale production base including:
  - Large factory (53,000 sq. feet)
  - 500+ Company-trained employees
- Internationally certified standards of quality
  - ISO 9001 accreditation
  - ISO 14000 accreditation
- Raw materials supply: Shanghai Gold Exchange
- Current estimated output capacity
  - Gold jewelry: 30 tons
  - Platinum: 5 tons
  - Inlaid jewelry: 60,000 pieces

Design & Development

- Dedicated senior design team
- Most of the design and development is originated in-house
- Market research in various forms
  - Trade expositions
  - Customer feedback
  - Industry publications
- Extensive product database of more than 30,000+ product styles
- 3,600 new styles per annum

Sales: Targeting High Growth Channels

Sales & Marketing

- In house sales & marketing division located in Shenzhen, China
- Wide distribution network
  - National salesforce of 17
  - In-house salesforce of 12
  - 106 provincial retailers
  - 700 direct sales distributors
- Average retail price of $200-$300
- China Top Brand award boosts customer confidence
- Continue to invest in brand recognition
- In-house showroom








Growth Strategy - Wholesale

- Expand existing and new product offerings: i.e. diamond line
- Expand into new provinces previously do not have presense
- Deepens penetration into existing markets
- Enhance regional distribution network
- Increased spending to promote & grow brand equity
- Long-term strategy focused on national recognition
- Enhanced customer support and service



Growth Strategy - Retail

- Enter retail market in key locations
  - Higher margins
  - Vertical integration
- Direct to consumer transparency
- Operating synergies to absorb new locations
  - Established brand awareness
  - Established warehousing & fulfillment
- Strong pipeline of proprietary deals





Growth Strategy - Retail

- Through acquisition: Fuqi closed the acquisition of Temix Jewelry Company in August 2008:
  - A 50 outlet branded jewelry store chain with locations in Beijing, Shanghai and Ningbo. 45 counters + 5 stand alone stores.
- Expected to contribute $7-8 M of revenue for the 5 months left in 2008
- Shortens Fuqi's entry into Beijing and Shanghai by at least two full years
- New acquisitions focuses on second tier cities in Northeast and Southwest China.
- Target number of retail outlets by end of 2008: 72 to 75.


temix


temix
temix

Growth Strategy - Retail

Organic growth:

- Open new retail outlets in premium locations
- Dual branding strategy
- Temix brand targets modern segment:
  - Younger generations, higher level of education and western influence
  - Preferred platinum, diamond, and modern fashionable designs
  - Average price point $500 to $800
- Fuqi brand targets traditional segment:
  - Elder generations, lower level of education and little western influence
  - Preferred gold, diamond, some platinum, unique traditional designs
  - Average price point $200 to $400
- Mix of counters and stores to fit shopping habits in different regions

Growth Strategy - Retail

- **Counter and Store Expansion:**
  - 2008 target: 72 to 75 locations
  - 2009 target: 160 TO 180 locations
  - Optimum target in a few years: 400+
- **Economics:**
  - Counters: Department stores charge concessions (variable rent). GP approx. 25%, NM approx. 16%
  - Stores: pay fixed rent, GP approx 30%, NM approx. 17%
  - Inventory turns approx. 1 to 2 times for diamond jewelries and 4 to 5 times for gold/platinum jewelries
- **Optimum target in a few years: 400+**
- **Target blended GP (wholesale + retail) 16%, blended NM 12.5% to 13.5%**

Income Statement

(All dollars in thousands)	Fiscal Year Ended Dec. 31, 2004	2005	2006	2007	Nine Months Ending September 30 2007	2008
Net sales	$56,765	$72,580	$92,409	$145,559	$90,489	$238,120
Growth, period-over-period	*92.4%*	*27.9%*	*27.3%*	*57.5%*	-	*163.1%*
COGS	50,862	64,964	83,619	129,045	79,795	211,214
Gross profit	5,903	7,616	8,790	16,514	10,694	26,906
Gross margin	*10.4%*	*10.5%*	*9.5%*	*11.3%*	*11.8%*	*11.3%*
Sales and marketing	549	624	490	1,105	649	2,486
General and administrative	1,006	671	793	2,919	1,701	3,223
Total operating expenses	1,555	1,295	1,284	4,024	2,350	5,709
EBIT	4,348	6,321	7,506	12,490	8,344	21,197
EBIT margin	*7.7%*	*8.7%*	*8.1%*	*8.6%*	*9.2%*	*8.9%*
EBITDA	4,533	6,560	7,833	12,817	8,641	21,577
EBITDA margin	*8.0%*	*9.0%*	*8.5%*	*8.8%*	*9.5%*	*9.1%*
D&A	185	239	327	327	297	380
Total other income (expense)	-141	-499	-717	3,124	-948	790
Income before provision for income taxes	4,207	5,822	6,790	15,614	7,396	21,987
Provision for income taxes	359	452	995	2,097	1,294	3,821
Net income	3,848	5,370	5,794	13,517	6,102	18,166
Net income margin	*6.8%*	*7.4%*	*6.3%*	*9.3%*	*6.7%*	*7.6%*
Other comprehensive income - foreign currency translation adjustments	-	143	288	2,553	553	7,214
Comprehensive income	$3,848	$5,513	$6,082	$16,070	$6,655	$25,380
Comprehensinve income margin	*6.8%*	*7.6%*	*6.6%*	*11.0%*	*7.4%*	*10.7%*

Source: Company filings.

Balance Sheet

(All dollars in thousands)	As of 2008-9-30	As of 2007-12-31
Cash and cash equivalents	$56,182	$69,703
Accounts receivable, net	50,701	23,864
Inventory	50,437	29,639
Other current assets	59,253	27,515
Total current assets	166,136	121,082
PP&E, net	3,223	1,496
Deposits	105	98
Acquired Intangible, net	3,229	-
Goodwill	1,678	-
Other assets	143	38
Total assets	174,514	122,714
Total current debt	22,000	17,083
Accounts payable and accrued liabilities	6,278	662
Other current liabilities	19,140	10,890
Total current liablilities	47,418	25,455
Long-term debt	-	-
Common stock	22	21
Additial paid-in-capital	81,905	77,449
Accumulated foreign currency translation adjustments	10,198	2,985
Retained earnings	34,971	16,804
Total stockholders' equity	127,096	97,259
Total liabilities and stockholders' equity	$174,514	$122,714

Source: Company filings.

Key Management

Name	Title	Experience
Yu Kwai Chong	CEO	➢ One of the pioneers of the jewelry business in China, more than 19 years of experience in managing jewelry related businesses ➢ Permanent Director of Gems & Jewelry Trade Association of China ➢ Permanent Director of Gems & Jewelry Trade Association of Guangdong ➢ Associate President of Shenzhen Gold Jewelry Association
Ching Wan (Frederick) Wong	CFO	➢ CPA (HK & Australia), CGA-Canada ➢ Extensive experience in financial control and reporting in sizable multinational operations in Hong Kong and mainland China
Lie Xi Zhuang	COO	➢ More than 10 years experience in management operations, manufacturing in various jewelry businesses
Li Jianying	Director, Retail	➢ Over 25 years experience managing retail operations
Xi Zhou Zhuo	Director, Marketing	➢ More than 15 years marketing and sales experience in the jewelry industry
Heung Sang (Dexter) Fong	Exec. VP, Corporate Development	➢ More than 20 years of accounting/finance /reporting experience for companies in China, HK, and USA ➢ Licensed US CPA; practiced with Deloitte and Touche, Ernst and Young and KPMG Peat Marwick ➢ Serves on board of three publicly traded companies: Kandi Technologies, Diguang International Developmental Company and Universal Technologies Holdings

Impressive & Experienced Oversight Board

Name	Title	Experience
Eileen B. Brody	Independent Board Member Compensation & Audit Committee Financial Expert	➢ President of Dawson-Forte Cashmere ➢ CPA, recipient of the Fitzie Foundation-Harvard Business School award and the 2006 NCCE CO-OP Hall of Fame Award ➢ Senior Manager with KPMG Peat Marwick ➢ Director of American Oriental Bioengineering (NYSE:AOB)
Victor A. Hollander	Independent Board Member Audit Committee & Financial Expert	➢ Extensive experience working with privately owned and public SEC reporting companies worldwide on various transactions ➢ CPA, Audit Partner, Managing Director and practice owner with firms such as Hollander, Gilbert & Company, Lester Witte and Brout & Company ➢ Director of China Direct (NASDAQ) & Micro Imaging Technology (OTC.BB)
Hon. Lily Lee Chen	Independent Board Member Compensation Committee	➢ Elected Mayor of Monterey Park, CA in 1984 ➢ Vice-Chair for the Asian-Pacific-USA Chamber of Commerce ➢ Commissioner for the California Commission on Aging ➢ California State World Trade Commission
Jeff Haiyong Liu	Independent Board Member Compensation & Audit Committee	➢ General Manager of DBS (China) Investment Ltd ➢ Vice President of SIG Group based in Shanghai ➢ Director of Securities Dept. of Shaanxi International Trust and Investment Corp. Ltd

FUQI: Well-Positioned for Growth

福麒首饰

Growth Opportunity

- Positive economic trends
- Growing purchasing power
- High demand for luxury items

Strong Financial Performance

- Top line annual growth of 58%
- Increasing profitability & cash flow
- Growing margins

福麒首饰

Attractive Industry

- Sizable market $14 bn in 2006E
- $18 bn expected size in 2010
- China is one of the largest consumers of precious jewelry in the world

Solid Management Team

- Proven track record of growth and profitability
- Extensive experience
- Sound vision & strategy

Wide Portfolio of Products

- Strong brand equity built over many years
- Differentiated & unique design
- High quality standards

Fuqi continues to deliver on key strategic & financial metrics